UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

ChemoCentryx, Inc. (the “Company”) held its annual meeting of stockholders on May 21, 2018. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	To elect the following Class I directors for a three-year term to expire at the 2021 annual meeting of stockholders:

Director Name	For	Withheld	Broker Non-Votes
Thomas J. Schall, Ph.D.	33,981,189	7,058,339	4,410,060
Joseph M. Feczko, Ph.D.	33,477,255	7,562,273	4,410,060

In accordance with the above results, above nominees were elected to serve as directors.

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
38,649,600	62,155	6,737,833	0

In accordance with the above results, the selection of Ernst and Young LLP was approved.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as presented in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
33,962,440	277,243	6,799,845	4,410,060

In accordance with the above results, the compensation of the Company’s named executive officers was approved.

4.	To approve, on an advisory basis, the frequency of stockholder vote on the compensation of the Company’s named executive officers as presented in the Proxy Statement:

3 Years	2 Years	1 Year	Abstain
21,743,779	14,034	10,342,261	8,939,454

In accordance with the above results, the Company has determined that an advisory vote on the compensation of the Company’s named executive officers will be conducted every three years, until the next advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: May 24, 2018

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President, Chief Financial and Administrative Officer and Secretary